THIS ASSIGNMENT is made the   day of    1998

B E T W E E N:

1. HOSOKAWA STOTT LIMITED (registered number 1368493) of Beech Industrial Estate, BACUP, Lancashire, OL13 9EL ("the Assignor"), and

2. HOSOKAWA MICRON CORPORATION of 5-14, 2-chome, Kawaramachi, Chuo-Ku, Osaka 541, Japan ("the Assignee").

RECITALS:

1. The Assignor was formerly named L E Stott Limited and changed its name to Hosokawa Stott Limited on 2nd April 1997.

2. The Assignor is the registered proprietor and beneficial ownership of the patents numbered 1834494 and 2548630 registered in Japan (hereinafter called "the Patents") particulars of which are set out in Schedule 1 hereto and copies of which are annexed hereto.

3. The Assignor and the Assignee hereby agree that the beneficial ownership of the Patents should be transferred by the Assignor to the Assignee and that this be effective from the 31st December 1996.

OPERATIVE PROVISIONS:

1.  CONSIDERATION

    In consideration of the payment of (British pounds) 117,375 by the Assignee to the Assignor receipt of which is hereby acknowledged by the Assignor, the Assignor agrees to assign the Patents to the Assignee.

2.  ASSIGNMENT

    The Assignor as beneficial owner hereby ASSIGNS absolutely to the Assignee free from all incumbrances all its right title and interest in and to the Patents together with:-

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    2.1 all rights and powers arising or accrued in relation to the Patents including the right to sue for damages and other remedies in respect of any infringement of such rights or other acts within the scope of the claims of any published specification of any of the Patents.

    2.2 any rights the Assignor may have to apply for prosecute and obtain patent or similar protection throughout the world in respect of the inventions claimed in the Patents.

3.  THE ASSIGNOR'S OBLIGATIONS

    The Assignor covenants that at the request and cost of the Assignee it will at all times hereafter do all such acts and execute all such documents as the Assignee may reasonably require to enable it to:-

    3.1 secure the vesting in the Assignee of all rights assigned to the Assignee hereunder;

    3.2 enable it to become registered in the Register of Patents as proprietor of the Patents;

    3.3 assist in the resolution of any question concerning the Patents;

4.  EXCLUSION OF DAMAGES FOR INVALIDITY

    The Assignee shall have no claim against the Assignor in respect of any damage or loss sustained by reason of the Patents or any part of them being invalid.

5.  EXCLUSION OF WARRANTY AS TO VALIDITY AND INFRINGEMENT

    The Assignor does not warrant or guarantee the validity of the Patents or that the invention patented under the Patents does not infringe any valid and subsisting patent or other right not held by the Assignor.


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


6.  WARRANTIES

    6.1 The Assignor warrants to the best of its knowledge information and belief that from the 31st of December 1996 the Patents have been free of and or all liens claims security interests and other encumbrances of any nature or kind whatsoever.

    6.2 The Assignor further warrants that it is the sole proprietor of the Patents and has full power to enter into this Assignment.

    7.  COSTS

    The costs of drafting, executing and registering this Assignment shall be borne by the Assignee.

IN WITNESS whereof the parties hereunto have executed this Deed the day and year first above mentioned

EXECUTED AS A DEED by            )
HOSOKAWA STOTT LIMITED           )
acting by two of its Directors   )

                                 Director [illegible]

                                 Director [illegible]

WITNESS:                         HOSOKAWA MICRON CORPORATION

 ......................           By:              (Seal)

                                     Name:

                                     Title:


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                                   SCHEDULE 1

                                     PATENTS

Patent Number 1834494 "Exhaust System"

Description: Powder Dispensing Apparatus (Mk II machine)

Application Number: 62-214981 filed on 28.8.87
Publication Number: 63-60814
Based on the UK Patent Application Number: 8620839



Patent Number 2548630 "PP Machine 11 (LFB-IF)"

Description: Powder Dispensing Apparatus (LFB-IF Machine).

Application Number: 3-74405 filed on 14.3.91
Publication Number: 5-97120
Based on the UK Patent Application Number: 9110245 8
Date of Grant: 23.4.96
Date of Publication: 30.10.96